UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2024

iShares® Gold Trust
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-32418 (Commission File Number)	81-6124036 (I.R.S. Employer Identification No.)

c/o iShares Delaware Trust Sponsor LLC
400 Howard Street
San Francisco, California 94105

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 670-2000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares	IAU	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2024, Lindsey Haswell was appointed to the Board of Directors of iShares® Delaware Trust Sponsor LLC (the “Sponsor”), which is the sponsor of iShares® Gold Trust (the “Trust”). Ms. Haswell was appointed by BlackRock Asset Management International Inc., which is the member of the Sponsor. Also on April 23, 2024, Ms. Haswell was appointed as a member of the Sponsor’s Audit Committee.

Ms. Haswell, 46, is the Chief Legal and Administrative Officer of MoonPay, a web3 and crypto payments company that she joined in February 2023. She served in the same capacity for crypto-asset firm Blockchain.com from May 2021 to February 2023. Since July 2022, she also has served on the founding team of the Core blockchain network, a Bitcoin-powered layer-one blockchain. Ms. Haswell was the Chief Legal and Administrative Officer of mobility company Lime from September 2018 to May 2021 and was a founding member of Uber’s Legal team, on which she served from January 2015 to November 2017. In November 2017, she founded a venture-backed company in the autonomous vehicle space. From August 2003 to January 2015, Ms. Haswell worked at the law firm Gibson, Dunn & Crutcher LLP, where she focused on tech counseling and litigation. Ms. Haswell earned a degree in Political Science and Journalism from the University of Southern California and a law degree from the University of Southern California.

In addition, on April 23, 2024, Kimun Lee notified the Sponsor that he will resign as a Director of the Sponsor effective November 6, 2024. Mr. Lee’s decision to resign was not the result of any dispute or disagreement with the Sponsor or the Trust on any matter relating to the Trust's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2024

iShares® Gold Trust*

By:	iShares Delaware Trust Sponsor LLC

By:	/s/ Shannon Ghia
Name: Shannon Ghia
Title: Director, President and Chief Executive Officer

*	The registrant is a trust. The individual specified above is signing in her capacity as an officer and/or authorized signatory of iShares Delaware Trust Sponsor LLC, the Sponsor of the Trust.